As filed with the Securities and Exchange Commission on November 28, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22282

Cook & Bynum Funds Trust
 (Exact name of registrant as specified in charter)

2830 Cahaba Road
Birmingham, AL 35223
 (Address of principal executive offices) (Zip code)

Mr. J. Dowe Bynum
2830 Cahaba Road
Birmingham, AL 35209
 (Name and address of agent for service)

With copies to:

Timothy Selby
Alston & Bird LLP
90 Park Avenue
New York, NY 10016

205-994-2815
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2016

Date of reporting period:  September 30, 2016
Updated January 28, 2016

Item 1. Reports to Stockholders.

Annual Report  |  September 30, 2016

Table of Contents

Shareholder Letter	1

Manager Commentary	5

Disclosure of Fund Expenses	9

Schedule of Investments	11

Statement of Assets and Liabilities	13

Statement of Operations	14

Statements of Changes in Net Assets	15

Financial Highlights	16

Notes to Financial Statements	18

Report of Independent Registered Public Accounting Firm	28

Additional Information	29

The Cook & Bynum Fund	Shareholder Letter
September 30, 2016 (Unaudited)

Dear Partners:

For the six-month period ended September 30, 2016, The Cook & Bynum Fund (the “Fund”) lost 0.1% net of all costs. The S&P 500 plus Dividends (“S&P”) and the MSCI All Country World Index (“MSCI ACWI”) gained 6.4% and 6.7%, respectively, over the same period. For the one-year period ended September 30, 2016, the Fund gained 8.7% compared to a gain of 15.4% for the S&P and 12.6% for the MSCI ACWI, while the Fund returned 7.2% on an annualized basis versus 16.4% for the S&P and 11.2% for the MSCI ACWI during the five-year period ended September 30, 2016.  Since inception on July 1, 2009 through September 30, 2016, the Fund is up 9.2% per annum compared to 14.9% for the S&P and 10.4% for the MSCI ACWI.

Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629) or visit our website at www.cookandbynum.com/cobyx.

Portfolio Update

Stock markets around the world remain near all-time highs after bouncing hard off of first quarter lows.  As of the end of September, the S&P – after being down more than 10% on the year on February 11th – is now up 7% for the year and is extending the historically long bull market well into its eighth year.  This updraft has been in the face of broadly disappointing corporate earnings for much of 2016.  Climbing stock prices that coincide with stagnant or falling profits mean that valuations have been further stretched at a time when they were already well above long-term historical averages.  The net result of expensive markets is that our opportunity set is more limited, but the longer these conditions persist the bigger an ultimate dislocation promises to be.  The potential reward for investors who remain disciplined and patient throughout concurrently grows.

In July, we sold the Fund’s stake in Procter & Gamble primarily because it was trading near our estimate of intrinsic value.  The investment has been a long-term holding for the Fund with a cumulative return of over 66% since we initiated the position in mid-2009. A confluence of factors have lowered our future expectations for the business and contributed to our decision to sell.  First, P&G’s moat has eroded in a couple of its most important markets,

The Cook & Bynum Fund	Shareholder Letter
September 30, 2016 (Unaudited)

including razors and laundry detergent.  New offerings in both of these categories have gobbled up market share, and the ongoing threats range from a dedicated online competitor for razors (Dollar Shave Club) to increased foreign “A brand” competition for detergent (Persil).  Second, in the past couple of years, management announced a plan to start selling brands/businesses that it has determined are “non-core” assets.  We are generally not fans of this type of strategic move, as we do not believe there is a good reason why multiple and varied brands cannot co-exist and thrive under the same corporate umbrella.  In fact, in most cases this structure is a competitive advantage; for example, product/brand teams can share best practices, enjoy enhanced bargaining power with customers, and increase overall product reach.  Unfortunately, management has been moving forward with this plan, and on more than one occasion has sold assets for less than we thought they were worth, which is obviously destructive to the value of the business.  For instance, P&G recently sold Duracell to Berkshire Hathaway at a price that we believe undervalued the business.  As the Fund has a larger stake in Berkshire Hathaway, this transaction is a net positive for the Fund, but it speaks to P&G management’s increased focus on attracting a growth multiple from Wall Street and decreased focused on growing long-term shareholder value.  In total, these factors reduced the value of the business and decreased the gap between what we think it is worth and the value at which the market currently has it priced.  Despite this decision to exit given valuation concerns, P&G remains one of the world’s best consumer products companies with a wonderful collection of underlying brands and businesses, and it is a company that we will continue to follow with great interest.  Perhaps the company will again trade at a value that makes it a compelling risk-adjusted opportunity for the Fund.

Increasing Our Odds

As our investment in Lindley earlier this year and the elimination of the P&G position reflect, our mandate (i) is focused on finding attractive investments one-by-one and (ii) affords us the flexibility to invest capital only when we think an investment is truly compelling on an absolute basis.  We assess individual investment opportunities based on our estimate of their expected returns and the likelihood that the underlying businesses will perform close to our expectations for them.  This decision-making process is an exercise in assessing probabilities, and we are constantly trying to stack the odds for success in your favor.  We believe two particular factors are most important for accurately predicting which investments will do best over the long-run:

The Cook & Bynum Fund	Shareholder Letter
September 30, 2016 (Unaudited)

•
The first is the sustainability of a company’s moat.  A sober assessment of a company’s competitive advantages and how long they will last is the key to understanding the long-term cash-generating prospects of a business, and hence, estimating its intrinsic value.  Often this evaluation cannot be done effectively, and an investor should put the company into the “too-hard pile” and just move on.  However, higher quality businesses do have competitive characteristics that allow an investor to project a company’s results to the right order of magnitude 10+ years into the future.  Sometimes these advantages are on the supply side, but more often the best businesses have demand side advantages (pricing power, lack of suitable substitutes, no dependence on complementary products, patents, better R&D, etc.) that make future profitability more predictable.

•
The second factor is a company’s current stock price.  In what we consider a ‘law’ of investing, future returns from an asset are inversely related to the price paid for it.  Buying a stock at a price that is a meaningful discount to its intrinsic value serves to prevent permanent capital loss – the biggest enemy of long-term outperformance – when an investor makes a mistake in his analysis while also providing for outsized returns when that analysis is correct.  In other words, buying at an attractive price[1] both decreases risk and increases potential return.

Alas, market participants usually value businesses with great moats accurately.  When an investor can acquire such a business for a cheap to fair price, however, history suggests that Mr. Market will likely catch on sooner or later and reprice the business close to its intrinsic value, rewarding the patient investor in the process.  We are in search of just such opportunities that offer both of these dynamics and meet our other core investment criteria.

Closing

Thank you for placing both your trust and your assets with The Cook & Bynum Fund.  We invest substantially all of our liquid net worth alongside our investors to align, as closely as possible, our incentives with your goals.  We eschew leverage to minimize risk and to maximize long-term returns.  We make concentrated investments when we feel that risk is low and potential
__________

[1]
Of course, a “cheap” price as reflected in traditional valuation metrics like price-to-earnings or price-to-book may not necessarily signal a stock that is trading at a meaningful discount to intrinsic value – it may just reflect a company with poor future prospects.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2016 (Unaudited)

returns are high, recognizing that bigger stakes can be taken when outcomes are more certain.  In the hope of avoiding permanent losses of capital, we insist that each of our holdings trades at a discount to its intrinsic value, and we never feel pressured to make an investment.  If you are happy with the service that you have received to date, we encourage you to expand your existing relationship with us.  Additional information about our firm and this mutual fund can be found at www.cookandbynum.com/cobyx.

Respectfully,

Richard P. Cook

J. Dowe Bynum

The Cook & Bynum Fund	Manager Commentary
September 30, 2016 (Unaudited)

As of September 30, 2016, the net asset value (NAV) attributable to the 7,836,632 shares outstanding of The Cook & Bynum Fund (“Fund”) was $15.81 per share.  This NAV compares with an unaudited NAV of $15.83 per share as of the Fund’s Semi-Annual Report dated March 31, 2016.  Fund performance since inception appears in the table below.

Growth of a Hypothetical $10,000 Investment Inception through 9.30.16

Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception(1)
The Cook & Bynum Fund	8.66%	3.88%	7.23%	9.17%
S&P 500 Index(2)	15.43%	11.16%	16.37%	14.90%
MSCI ACWI Index Gross (USD)(3)	12.60%	5.74%	11.23%	10.39%

(1)	Fund inception date of July 1, 2009.
(2)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market.  The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.  You cannot invest directly in an index.

(3)
The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. You cannot invest directly in an index.

As of September 30, 2016 the gross and net expense ratios of the Fund were 1.79% and 1.49%, respectively. Cook & Bynum Capital Management, LLC, the Fund’s adviser, has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent necessary to maintain the “Net

The Cook & Bynum Fund	Manager Commentary
September 30, 2016 (Unaudited)

Annual Operating Expenses” at 1.49%. This agreement is in effect through February 1, 2018.

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all contractual fee waivers in effect, and any contractual expense reimbursements. Without these waivers and reimbursements, performance would have been lower. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Many factors affect performance including changes in market conditions in response to economic, political, or financial developments. To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629).

Cook & Bynum Capital Management, LLC (“CBCM” & “we”), the Fund’s “Manager,” believes that the Fund’s performance over any brief period is meaningless given CBCM’s long-term investment strategy.  We attempt to buy businesses at a substantial discount to our appraisal of their intrinsic values and there is no guarantee that quoted prices will reflect these appraisals over any short period of time.  Additionally, CBCM’s approach to concentrate the Fund’s holdings in our best ideas may result in higher short-term volatility relative to the S&P.

The following chart shows the asset and geographic allocations as a percentage of net assets.  Holdings are subject to change without notice and at CBCM’s sole discretion.

The Cook & Bynum Fund	Manager Commentary
September 30, 2016 (Unaudited)

Asset and Geographic Allocation as of  9.30.16

Portfolio Changes for the six months ended 9.30.16

New Holdings	Eliminations
None	Procter & Gamble Co.

During the period we eliminated the Fund’s stake in Procter & Gamble.  Please see the shareholder letter for a detailed discussion of why we decided to exit this position.  We were also able to add small amounts to the Fund’s positions in Coca-Cola Embonor and Corporación Lindley at favorable prices.  We continue to remain both patient and disciplined to the valuation that we are willing to pay for businesses that are within our circle of competence.

Performance Contribution

Coca-Cola Embonor was by far the best performing security in the Fund as it was up 25% for the period.  Walmart and Microsoft also had meaningful positive contributions to Fund performance, while Procter & Gamble and Berkshire Hathaway were up slightly.  Arca Continental had the biggest negative effect on Fund performance, which was magnified further by the Mexican Peso’s depreciation against the U.S. Dollar.  Coca-Cola and Corporación Lindley also were down for the period.

Shareholders should be advised that the positions described above may no longer be owned by the Fund subsequent to the end of the fiscal period, and additional securities may have been purchased that are not yet required to be disclosed. The Fund’s policy is to not disclose positions except when required by relevant law or regulation in order to protect shareholders.

The Cook & Bynum Fund	Manager Commentary
September 30, 2016 (Unaudited)

Fund assets are only invested in equity or debt securities CBCM believes offer appropriate risk/reward profiles. To the extent that CBCM is unable to identify qualifying securities, we will hold any allowable amount of cash or other liquid, low-risk securities. Such securities (i.e., U.S. Government obligations of 3 months or less) are a strategic asset that allows us to preserve capital to deploy when qualifying investments present themselves. At year end, the Fund had 39.2% of its net assets invested in cash or cash equivalents (cash, money market fund, or U.S. Treasury bills). CBCM anticipates that this percentage of assets invested in cash equivalents is higher than the average will be over time. There is no guarantee that such a liquidity position will not negatively affect the Fund’s returns in a rising market, and past performance is not a guarantee of future results.

The Fund’s portfolio managers and their spouses have a significant personal stake in the Fund. Your portfolio managers do not invest with outside managers or hold individual stocks. Certain Trustees or Officers of the Cook & Bynum Funds Trust are also Members of CBCM.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a prospectus, which contains this and other information, call 1-877-839-COBY (2629) or visit www.cookandbynum.com/cobyx. Read the prospectus carefully before investing.

The Cook & Bynum Fund	Disclosure of Fund Expenses
September 30, 2016 (Unaudited)

Expense Example
As a shareholder of The Cook & Bynum Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the period from April 1, 2016 through September 30, 2016.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees, sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

The Cook & Bynum Fund	Disclosure of Fund Expenses
September 30, 2016 (Unaudited)

		Expenses
	Beginning	Ending	Paid During
	Account	Account	the Period	Annualized
	Value	Value	4/1/2016 to	Expense
	4/1/16	9/30/16	9/30/2016(1)	Ratio
Actual Fund Return	$1,000.00	$ 998.70	$7.45	1.49%
Hypothetical Fund Return
(5% return before expenses)	$1,000.00	$1,017.55	$7.52	1.49%

(1)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 366.

The Cook & Bynum Fund	Schedule of Investments
September 30, 2016

Description	Shares	Value
DOMESTIC COMMON STOCKS (38.6%)

Hypermarkets and Supercenters (13.3%)
Wal-Mart Stores, Inc.	228,000	$16,443,360

Multi-Sector Holdings (5.7%)
Berkshire Hathaway, Inc. – Class B(a)	49,000	7,079,030

Soft Drink Manufacturing (12.5%)
Coca-Cola Co.	364,700	15,434,104

Software (7.1%)
Microsoft Corp.	153,513	8,842,349
TOTAL DOMESTIC COMMON STOCKS
(Cost $33,281,636)		$47,798,843

FOREIGN COMMON STOCKS (14.0%)

Soft Drink Bottling and Distribution (14.0%)
Arca Continental SAB de CV	2,042,583	12,156,633
Corporación Lindley SA(a)(b)	5,898,854	5,231,026
		17,387,659
TOTAL FOREIGN COMMON STOCKS
(Cost $14,119,613)		$17,387,659

FOREIGN PREFERRED STOCKS (8.2%)

Soft Drink Bottling and Distribution (8.2%)
Coca-Cola Embonor SA – Series B	4,466,172	10,186,370
TOTAL FOREIGN PREFERRED STOCKS
(Cost $8,354,033)		$10,186,370

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Schedule of Investments
September 30, 2016

	Principal
Description	Amount	Value
SHORT-TERM INVESTMENTS (38.8%)
U.S. Treasury Bills (38.8%)
0.000%, 10/20/2016(a)	$29,000,000	$28,998,318
0.000%, 12/01/2016(a)	5,250,000	5,248,635
0.000%, 12/22/2016(a)	13,750,000	13,743,097
TOTAL SHORT-TERM INVESTMENTS
(Cost $47,984,791)		$47,990,050
TOTAL INVESTMENTS (99.6%)
(Cost $103,740,073)		$123,362,922
TOTAL CASH INCLUDING
FOREIGN CURRENCY (0.5%)		593,297
TOTAL LIABILITIES IN EXCESS
OF OTHER ASSETS (-0.1%)		(77,971)
NET ASSETS (100.0%)		$123,878,248

(a)	Non-income producing security.
(b)	This security is deemed illiquid according to the Fund’s liquidity guidelines. The value of this security was $5,231,026 or 4.2% of net assets.

Common Abbreviations:
SA – Sociedad Anonima
SAB de CV – Sociedad Anonima Bursatil de Capital Variable is a Spanish Capital Company

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Assets and Liabilities
September 30, 2016

ASSETS:
Investments, at value (cost $103,740,073)	$123,362,922
Cash	167,015
Foreign currency, at value (cost $485,525)	426,282
Receivable for fund shares sold	5,402
Dividends and interest receivable	127,645
Prepaid expenses	27,507
Total Assets	124,116,773

LIABILITIES:
Payable for fund shares redeemed	54,942
Accrued investment advisory fees, net of waiver	120,401
Other payables and accrued expenses	63,182
Total Liabilities	238,525
NET ASSETS	$123,878,248

COMPOSITION OF NET ASSETS:
Paid-in capital	$98,551,105
Accumulated undistributed net realized gain on
investments and foreign currency transactions	5,763,537
Net unrealized appreciation (depreciation) on
investments and foreign currency translation
Investment securities	23,260,141
Foreign currency translation	(3,696,535)
Net Assets	$123,878,248

Shares of common stock outstanding
(unlimited number of shares authorized)	7,836,632
Net Asset Value, Offering and
Redemption Price Per Share	$15.81

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Operations
For the Year Ended September 30, 2016

INVESTMENT INCOME:
Dividends (net of withholding tax of $107,926)	$1,764,365
Interest	114,940
Total Investment Income	1,879,305

EXPENSES:
Investment adviser fees	1,876,696
Fund accounting and administration fees	101,775
Transfer agent fees and expenses	60,740
Custody fees	42,515
Insurance fees	30,148
Federal and state registration fees	27,847
Trustee fees	26,635
Legal fees	25,983
Auditing and tax fees	17,500
Service fees	15,976
Printing fees	12,652
Chief compliance officer fees	8,230
Miscellaneous expense	3,478
Total expenses before reimbursement	2,250,175
Less fees reimbursed by investment adviser	(373,479)
Net Expenses	1,876,696
Net Investment Income	2,609

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
Investment securities	5,889,311
Foreign currency transactions	(32,392)
Total	5,856,919
Net change in unrealized appreciation (depreciation) on:
Investment securities	4,843,626
Foreign currency translation	(417,127)
Total	4,426,499
Net Realized and Unrealized Gain on Investments
and Foreign Currency Transactions	10,283,418
Net Increase in Net Asset from Operations	$10,286,027

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2016	2015
FROM OPERATIONS:
Net investment income (loss)	$2,609	$(136,700)
Net realized gain on investments
and foreign currency transactions	5,856,919	4,688,387
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency translation	4,426,499	(12,473,911)
Net Increase (Decrease) in Net Assets
from Operations	10,286,027	(7,922,224)

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains	—	(5,430,208)
Total distributions	—	(5,430,208)

CAPITAL SHARE TRANSACTIONS
(NOTE 6):
Proceeds from shares sold	7,099,361	5,078,879
Dividends reinvested	—	4,441,747
Value of shares redeemed	(15,760,659)	(20,967,382)
Net Decrease Resulting from
Capital Transactions	(8,661,298)	(11,446,756)
Redemption fees	58	1,610
Net Increase (Decrease) in Net Assets	1,624,787	(24,797,578)
NET ASSETS:
Beginning of period	122,253,461	147,051,039
End of period*	$123,878,248	$122,253,461
* Including accumulated undistributed
net investment income of	$—	$—

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the periods indicated

Net Asset Value – Beginning of Period

Income from Investment Operations
Net investment income (loss)(a)
Net realized and unrealized gain (loss) on investments
  and foreign currency transactions and translations(a)
Total Income from Investment Operations

Distributions to Shareholders
Net investment income
Net realized gains
Total Distributions

Capital Share Transactions
Redemption fees added to paid-in capital
Total Capital Share Transactions
Net Asset Value – End of Period
Total Return
Ratios and Supplemental Data:
Net assets, at end of period (000s)
Ratios to average net assets:
Expenses including reimbursement/waiver
Expenses excluding reimbursement/waiver
Net investment loss including reimbursement/waiver
Net investment loss excluding reimbursement/waiver
Portfolio turnover rate

(a)	Calculated using average shares outstanding.
(b)	Less than $0.005 per share.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the periods indicated

For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,
2016	2015	2014	2013	2012
$14.55	$16.05	$14.99	$14.88	$12.99

— (b)	(0.02)	(0.02)	(0.01)	(0.03)

1.26	(0.89)	1.44	0.65	2.64
1.26	(0.91)	1.42	0.64	2.61

—	—	(0.01)	—	—
—	(0.59)	(0.35)	(0.53)	(0.72)
—	(0.59)	(0.36)	(0.53)	(0.72)

— (b)	— (b)	— (b)	— (b)	— (b)
— (b)	— (b)	— (b)	— (b)	— (b)
$15.81	$14.55	$16.05	$14.99	$14.88
8.66%	(5.92)%	9.64%	4.55%	20.97%

$123,878	$122,253	$147,051	$127,998	$94,299

1.49%	1.49%	1.49%	1.57%	1.88%
1.79%	1.75%	1.76%	1.81%	2.12%
0.00%	(0.10)%	(0.13)%	(0.06)%	(0.25)%
(0.30)%	(0.36)%	(0.40)%	(0.30)%	(0.49)%
9%	1%	6%	20%	25%

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2016

1. ORGANIZATION

The Cook & Bynum Fund (the “Fund”) was organized as a non-diversified series of the Cook & Bynum Funds Trust (the “Trust”) on March 18, 2009.  The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated March 18, 2009 (the “Trust Agreement”).  The affairs of the Trust are managed by a Board of Trustees (the “Board”).  The investment adviser to the Fund is Cook & Bynum Capital Management, LLC (the “Adviser”).  The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board’s general supervision.  The Fund’s investment objective is long-term growth of capital.

The Trust’s Declaration of Trust permits the Board to issue an unlimited number of shares of beneficial interest.  The Board has the power to designate one or more separate and distinct series and/or classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series.  Currently, the Fund is the only series of shares offered by the Trust.

2. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Security Valuation:  Equity securities, including common stocks and preferred stocks, traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price.  Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and they are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange.  To the extent domestic and foreign equity securities are traded in active markets, they are categorized in Level 1 of the fair value hierarchy.  When the market is considered inactive, the securities are categorized in Level 2 or Level 3.  Short-term securities, including bonds, notes, debentures, and other debt securities, and money market instruments such as certificates of deposit,

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2016

commercial paper, bankers’ acceptances, and obligations of domestic and foreign banks shall be valued at current market quotations as provided by an independent pricing service on the day of valuation and are categorized in Level 2 of the fair value hierarchy. Short term debt securities which are not priced by a pricing service, or in which the Adviser does not believe the price supplied by the pricing service represents fair value, may be valued at their amortized cost, which approximates market value, unless the Adviser determines that amortized cost does not approximate fair value and are categorized in Level 2 of the fair value hierarchy.

Securities and other assets for which quotations are not readily available, or are deemed unreliable, are valued at their fair value using methods determined by the Board of Trustees and/or its designee.  The Valuation Committee for the Trust may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which the Fund’s net asset value is calculated.  In either of these cases, the security will be categorized in Level 2 or Level 3 of the fair value hierarchy.  In each case where a pricing service cannot or does not provide a validation for a particular security, consideration is given to the facts and circumstances relevant to the particular situation.  This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Trustees and other factors as warranted.  In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

B. Foreign Currency:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, currency

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2016

gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

C. Fair Value Measurements:  In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1:	Quoted prices in active markets for identical securities.

Level 2:	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3:	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2016

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end.  The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2016:

		Level 2 –
		Other	Level 3 –
	Level 1 –	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities at Value(1)	Prices	Inputs	Inputs	Total
Domestic
Common Stocks	$47,798,843	$—	$—	$47,798,843
Foreign
Common Stocks	12,156,633	5,231,026	—	17,387,659
Foreign
Preferred Stocks	10,186,370	—	—	10,186,370
Short-Term
Investments	—	47,990,050	—	47,990,050
TOTAL	$70,141,846	$53,221,076	$—	$123,362,922

(1)	Please refer to the schedule of investments to view securities by industry type.

For the year ended September 30, 2016, there were no transfers between Level 1 and 2 securities.  The Fund evaluates transfers into or out of Levels 1,  2, and 3 as of the end of the reporting period.  All securities of the Fund were valued using Level 1 and Level 2 inputs for the year ended September 30, 2016.  Thus, a reconciliation of assets in which significant unobservable inputs are used (Level 3) is not applicable for this Fund.

D. Security Transactions, Investment Income and Other:  Security transactions are recorded on the trade date.  Realized gains and losses on sales of investments are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of such dividends in the exercise of reasonable diligence.  Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2016

E. Federal Income Taxes:  It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders.  In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.  Therefore, no federal income tax provision is required.

As of and during the year ended September 30, 2016, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. tax authorities for tax years prior to the period ended September 30, 2013.

F. Distributions to Shareholders:  Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date.  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

G. Accounting Estimates:  The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year.  Actual results could differ from those estimates.

H. Share Valuation:  The Net Asset Value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) divided by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on days on which the New York Stock Exchange is closed for trading.  The Fund charges a 2.00% redemption fee for shares redeemed within 60 days of purchase.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fees charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.  The redemption fees charged during the period can be found in the Statements of Changes in Net Assets.

3. FEDERAL TAX INFORMATION

The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  The Fund has qualified and intends to qualify as a regulated investment company under Subchapter

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2016

M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains.  Accordingly, no provision has been made for federal income taxes.  Passive foreign investment companies, foreign currency, and certain other investments could create book-to-tax differences that may have an impact on the character of each Fund’s distributions.

A. Tax Basis of Distributions to Shareholders:  The tax character of the distributions paid by the Fund were as follows:

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2016	2015
Ordinary Income	$—	$—
Long-Term Capital Gains	—	5,430,208
Total	$—	$5,430,208

Reclassifications:  The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the compositions of net assets reported under accounting principles generally accepted in the United States.  Accordingly, for the year ended September 30, 2016, certain differences were reclassified.  These differences were due to net operating losses reclassified to reduce short term capital gains and currency gains reclassified to ordinary income; the amounts reclassified did not affect net assets.  The reclassifications were as follows:

Increase/(Decrease) Accumulated net investment income/(loss)	$(2,609)
Increase/(Decrease) Accumulated net realized gain/(loss)
on investments and foreign currency transactions	$8,469
Increase/(Decrease) Paid in Capital	$(5,860)

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2016

B. Tax Basis of Investments:  As of September 30, 2016, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$103,798,526
Gross unrealized appreciation	24,354,616
Gross unrealized depreciation	(1,152,928)
Net tax unrealized appreciation	23,201,688
Undistributed ordinary income	—
Undistributed long-term capital gains	5,821,990
Accumulated earnings	5,821,990
Other accumulated gains (losses)
Unrealized depreciation on foreign currency and translation	(3,696,535)
Total accumulated earnings	$25,327,143

The tax basis of investments for tax and financial reporting purposes differs, principally due to the deferral of losses on wash sales.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. Qualified late-year ordinary losses are the excess of the sum of the specified loss attributable to the portion of the taxable year after October 31st, and the late-year losses attributable to the portion of the taxable year after December 31st, over the sum of the specified gains attributable to the portion of the taxable year after October 31st,  and other ordinary income attributable to the portion of the taxable year after December 31st. There were no post-October losses for the fiscal year ended September 30, 2016.

4. INVESTMENT ADVISORY AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an Investment Management Agreement dated May 27, 2009 (“Management Agreement”) with the Adviser.  The Management Agreement has been renewed through May 26, 2017.  Under the terms of the Management Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions.  The Adviser furnishes an investment program for the Fund; determines what investments should be purchased, sold, and held; and makes changes on behalf of the Trust in the investments of the Fund.  At all times, the Adviser’s actions on behalf of the Fund are subject to the overall supervision and review of the Board.

Pursuant to the Management Agreement, the Trust pays a management fee to the Adviser for its provision of investment advisory services to the Fund.  The

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2016

management fee is paid at an annual rate equal to 1.49% of the average daily net assets of the Fund.  Prior to January 1, 2013 the management fee was equal to 1.50% of the average daily net assets of the Fund. Pursuant to the Expense Limitation Agreement, as approved by the Board, the Adviser has agreed to waive or reimburse the Fund for aggregate expenses of every character incurred by the Fund, including but not limited to organizational expenses and investment management fees, but excluding interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (as defined by the Expense Limitation Agreement), to the extent necessary to maintain the Fund’s net annual operating expenses at 1.49% of average daily net assets through February 1, 2018. Prior to January 1, 2013 the Fund’s net annual operating expenses were 1.88% of average daily net assets.  Without this agreement, expenses for shares of the Fund would be higher.  The Adviser may be permitted to recover expenses it has borne through the Expense Limitation Agreement to the extent that the Fund’s expenses in later periods fall below the annual rate of 1.49%, but only to the extent it does not cause the operating expenses to exceed 1.49% of average daily net assets.  The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expenses were deferred.  For the years ended September 31, 2016, September 30, 2015, and September 30, 2014, the Adviser may in the future recover fee reductions and expense reimbursements totaling, $373,479, $356,271 and $380,171, respectively, from the Fund.  The adviser may recover these amounts no later than September 30, 2019, 2018, and 2017, respectively.  In reality, however, when the Adviser lowered the management fee charged to the Fund to 1.49% to match the total expense ratio cap, the Adviser essentially internalized the Fund’s structure and implicitly eliminated its ability to recapture any of the Fund’s organizational expenses or previously waived fees and expenses.

Certain officers and shareholders of the Fund are also officers and owners of the Adviser.  An employee of the Adviser serves as Chief Compliance Officer for the Trust. An employee of U.S. Bancorp Fund Services, LLC also serves as an Officer of the Trust.

The Fund has entered into Service Agreements with U.S. Bancorp Fund Services, LLC (“USBFS”) and a Custody Agreement with U.S. Bank, N.A., an affiliate of USBFS.  Under these agreements, USBFS and U.S. Bank, N.A. provide certain transfer agency, administrative, accounting, and custody services.

Additionally, the Fund has entered into a Distribution Agreement with BHIL Distributors, LLC (a subsidiary under Foreside Fund Services, LLC).

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2016

Line of Credit:  The Fund has established a line of credit (“LoC”) with U.S. Bank, N.A. to be used for temporary or emergency purposes, primarily for financing redemption payments, using the securities in the Fund’s portfolio as collateral.  The LoC will mature, unless renewed, on June 11, 2017.  Borrowing under the LoC is limited to the lesser of $13,000,000, 10% of the gross market value of the Fund, or 33 1/3% of the net market value of the unencumbered assets of the Fund.  The interest rate paid by the Fund on outstanding borrowings is equal to the prime rate, which was 3 1/2% at September 30, 2016.  During the year ended September 30, 2016, the Fund did not borrow on the LoC.

5. INVESTMENT TRANSACTIONS

During the year ended September 30, 2016, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were $6,547,667, and $13,645,346 respectively. There were no purchases or sales of long-term U.S. Government securities for the year ended September 30, 2016.

6. SHARES OF BENEFICIAL INTEREST

On September 30, 2016, there was an unlimited number of no par-value shares of beneficial interest authorized for the Fund.  Transactions in shares of beneficial interest were as follows:

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2016	2015
Beginning Shares	8,400,072	9,161,416
Shares Sold	460,672	328,153
Shares Issued in Reinvestment
of Distributions	—	283,637
Total	8,860,744	9,773,206
Less Shares Redeemed	(1,024,112)	(1,373,134)
Ending Shares	7,836,632	8,400,072

7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates presumption of control of the Fund, under section 2(a)(9) of the Investment Company Act of 1940.  As of September 30, 2016, Charles Schwab & Co., Inc. owned, of record or beneficially, approximately 67% of the Fund’s shares.

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2016

8. NON-DIVERSIFICATION AND FOREIGN SECURITY RISK

The Fund is non-diversified.  A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund.  The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.  The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among other factors.

9. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.  Based on this evaluation, no adjustments were required to the financial statements.

Report of Independent Registered
The Cook & Bynum Fund	Public Accounting Firm

To the Shareholders and Board of Trustees of
The Cook & Bynum Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Cook & Bynum Fund (the “Fund”), as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Cook & Bynum Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio
November 22, 2016

The Cook & Bynum Fund	Additional Information
September 30, 2016 (Unaudited)

1. COMPENSATION OF TRUSTEES

During the fiscal year, each Trustee who is not an “interested person” of the Trust (i.e., an “Independent Trustee”) received an annual retainer of $7,500 with an additional $2,500 paid to the Chairman of the Audit Committee.  All Trustees are permitted reimbursement for out-of-pocket expenses incurred in connection with attendance at meetings.

2. PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities, please call 1-877-839-COBY (2629) and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies related to portfolio securities during the twelve month period ended June 30 is available without charge, upon request, by calling 1-877-839-2629 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

3. DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.  The Fund’s form N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4. UNAUDITED TAX INFORMATION

Dividends Received Deduction
The Fund did not designate any dividends paid from net investment income, including short-term capital gains, during the fiscal year ended September 30, 2016 as dividends qualifying for the dividends received deduction to corporate shareholders.

Qualified Dividend Income
The Fund did not designate any dividends paid from net investment income, including short-term capital gains, during the fiscal year ended September 30, 2016 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Cook & Bynum Fund	Additional Information
September 30, 2016 (Unaudited)

The Fund did not designate any of the taxable ordinary income distributions as short-term capital gain distributions pursuant to Section 871 (k)(2)(C) of the Internal Revenue Code.

5. BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting held May 18, 2016, the Board of Trustees of The Cook & Bynum Funds Trust (the “Trust”), including a majority of the independent trustees, evaluated and approved the renewal of the advisory contract between the Trust, on behalf of The Cook & Bynum Fund (the “Fund”), and Cook & Bynum Capital Management, LLC (the “Adviser”). In advance of the May 18, 2016 meeting, the Board requested and received materials to assist them in considering the advisory contract.  The materials contained information with respect to the factors enumerated below, including the advisory contract, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the advisory contract, and comparative information relating to the advisory fee and other expenses of the Fund.  The materials also included due diligence materials relating to the Adviser (including due diligence questionnaires completed by the Adviser, the Adviser’s Form ADV, biographic information regarding the Adviser’s key management and investment advisory personnel, the Adviser’s compliance manual, and comparative fee information relating to the Fund) as well as other pertinent information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the independent trustees), approved the renewal of the advisory contract between the Adviser and the Trust, on behalf of the Fund.  In approving the renewal of the advisory contract, the trustees considered all information they deemed reasonably necessary to evaluate the terms of the contract in accordance with the Gartenberg factors.  In their deliberations, the Board members did not identify any particular information that was all important or controlling, and each Trustee may have attributed different weights to the various factors.

Nature and Quality of Services
The trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Fund. They considered a presentation by the Adviser discussing its application of the Fund’s stated investment strategy, portfolio research process, and third party vendor oversight, in addition to the regulatory compliance services provided by the Adviser to the Fund.  The presentation included, and the trustees considered, information describing

The Cook & Bynum Fund	Additional Information
September 30, 2016 (Unaudited)

the personnel responsible for the day-to-day investment, back-office/administrative, and compliance activities of the Fund, the Adviser’s existing and planned staffing levels, and the Adviser’s portfolio management capabilities. The trustees also considered and discussed information regarding the scope and quality of the Adviser’s compliance policies, procedures, and overall infrastructure, which are reasonably designed to, among other things, prevent violations of the Investment Advisers Act of 1940, as amended, and address the Adviser’s conflicts of interest in providing services to the Fund and its other advisory clients. Based on these factors and after a lengthy discussion, the trustees concluded that the Adviser was providing essential services to the Fund under the advisory contract and they were satisfied with the nature, extent, and quality of these services.

Investment Performance
The trustees reviewed the Fund’s performance under the Adviser’s management. They considered the Fund’s performance and compared the performance of the Fund to its benchmark indices, the S&P 500 Index Plus Dividends and the MSCI All Country World Index (ACWI), as well as other relevant indices and its Morningstar category over various periods of time, including since the Fund’s inception on July 1, 2009. They noted that, while the Fund had performed well on an absolute basis and outperformed the S&P 500 Index Plus Dividends, MSCI ACWI as well as its Morningstar category for the 1-year period ending March 31, 2016, the Fund had underperformed its benchmarks and Morningstar category for the 3-year period, 5-year period and period since inception, each ending March 31, 2016, while also recognizing that the Fund has held a significant amount of cash in the portfolio due to a lack of investment opportunities that meet the Adviser’s investment criteria. The trustees led a thorough discussion related to the investment strategy and performance expectations in the current market.  They also considered the Fund’s performance compared to the performance of peer group funds for the specified time period. They considered the source of the information and discussed performance of certain funds included in the peer group. The trustees also considered the Adviser’s representation that it has no current plans to change the manner in which it manages the Fund. Lastly, the trustees considered the Fund’s performance in light of information provided by the Adviser concerning the performance of the Adviser’s other advisory clients, which are privately pooled investment vehicles that pre-date the Fund and apply the same investment approach. The trustees concluded that the Fund’s overall performance was satisfactory and warranted the continuation of the advisory agreement.

The Cook & Bynum Fund	Additional Information
September 30, 2016 (Unaudited)

Fees
The trustees examined the fees paid to the Adviser under the advisory contract, the Fund’s overall expense ratio, and the fund expenses paid by the Adviser pursuant to the Fund’s amended expense limitation agreement. They reviewed information compiled by an independent, third party data source comparing the Fund’s advisory fee and expense ratio to the advisory fees charged by, and the expense ratios of, a peer group of funds. They considered the Adviser’s obligation under the expense limitation agreement to reimburse the Fund for the excess, if any, in any period during the term of the agreement that the Fund’s operating expenses are over 1.49% of the Fund’s average daily net asset values. The trustees also considered information regarding the management fees charged by the Adviser to its other advisory accounts noting that clients in the other advisory accounts were charged a 1.50% management fee plus other operating expenses. While the trustees noted that the Fund’s management fee was on the higher end relative to its peer group, it also noted that the Fund’s overall fee level after the fee waiver was near the median for the same peer group. After further discussion of the relevant factors, the trustees concluded that the fees were fair and reasonable and were appropriate considering the services provided by the Adviser.

Profitability and Other Benefits to the Investment Adviser
The trustees next reviewed financial information provided by the Adviser for the relevant time period, discussed the Adviser’s financial position and profitability with respect to the Fund, and evaluated the Adviser’s financial commitment to the Fund. They also considered other benefits to the Adviser as a result of its relationship with the Fund. After further discussion, the trustees concluded that the Adviser’s profitability from its relationship with the Fund was not excessive and would support renewal of the contract.

Economies of Scale
The trustees considered information concerning economies of scale and whether the existing fees paid by the Fund to the Adviser might require adjustment in light of any economies of scale. The trustees determined that no modification of the existing fee level was necessary.

In light of the factors discussed and considered, the trustees concluded that the renewal of the advisory contract was in the best interest of the Fund and its shareholders. This conclusion was not based on any single factor, but on evaluation of all of the factors and information reviewed and evaluated by the trustees. Based upon such conclusions, the trustees, including all of the independent trustees, approved the renewal of the advisory contract.

The Cook & Bynum Fund	Additional Information
September 30, 2016 (Unaudited)

6. TRUSTEES AND OFFICERS

The business affairs of the Fund are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware.  Information pertaining to the Trustees and Officers of the Trust are set forth on the following page.  Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.”  Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.”  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll-free 1-877-839-COBY (2629).

The Cook & Bynum Fund	Additional Information
September 30, 2016 (Unaudited)

Interested Trustees and Officers
# of
Portfolios
		Term of		in Fund	Other
Name,	Position(s)	Office and		Complex	Director/
Age and	Held with	Length of	Principal Occupation	Overseen	Trustee
Address*	the Trust	Time Served**	During Past Five Years	by Trustee	Positions

Interested Trustees
J. Dowe	Trustee,	Mr. Bynum	Mr. Bynum has been a	1	None
Bynum^	Vice	has served	Principal of and Portfolio
Year of	President,	as a Trustee	Manager for Cook & Bynum
Birth:	Secretary	of the Trust	Capital Management, LLC
1978		since March	(“CBCM”) since 2006.
2009.

Independent Trustees
Charles H.	Trustee	Mr. Ogburn	Mr. Ogburn has been Non-	1	Non-
Ogburn		has served	Executive Chairman of the		Executive
Year of		as a Trustee	Board of Crawford & Company		Chairman,
Birth:		of the Trust	(an insurance claims		Crawford &
1955		since May	management company) since		Company
		2010.	January 1, 2010.

Bruce F.	Trustee	Mr. Rogers	Mr. Rogers has been a	1	None
Rogers		has served	Partner with the law firm
Year of		as a Trustee	of Bainbridge, Mims,
Birth:		of the Trust	Rogers & Smith LLP
1958		since March	since January 1990.
2009.

Donald P.	Trustee	Mr. Carson	Managing Director of The	1	None
Carson		has served	Ansley Capital Group LLC and
Year of		as a Trustee	a Principal of Ansley Equity
Birth:		of the Trust	Partners, LLC since 2014.
1949		since April	Mr. Carson has been the
		2014.	Principal at each of the Ansley
Securities LLC (broker-dealer)
and Don Carson Associates
LLC (a financial advisory
services firm) since May 2013.
Prior to that, Mr. Carson
served as President of RFA
Management Company LLC
from September 2003 to
April 2013.

*	Unless otherwise indicated, the address of each Trustee or Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
**	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.
^	Mr. Bynum is an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

The Cook & Bynum Fund	Additional Information
September 30, 2016 (Unaudited)

Term of
Name,	Position(s)	Office and
Age and	Held with	Length of	Principal Occupation
Address*	the Trust	Time Served**	During Past Five Years

Officers
Richard P.	President	Mr. Cook	Mr. Cook has been a Principal of and Portfolio
Cook		has served	Manager for Cook & Bynum Capital Management,
Year of		as President	LLC since 2006.
Birth:		of the Trust
1978		since March
2009.

David A.	Vice	Mr. Hobbs has	Since May 2010, Mr. Hobbs has served as a
Hobbs	President	served as	Principal and President of CBCM.
Year of		Vice
Birth:		President
1977		of the Trust
since January
2011.

Ashley A.	Vice	Ms. Morris	Ms. Morris joined CBCM in January 2009 and is
Morris	President,	has served	currently Director of Fund Operations for CBCM as
Year of	Chief	as Vice	well as Chief Compliance Officer of both the Fund
Birth:	Compliance	President	and CBCM.
1975	Officer,	and Assistant
	Assistant	Secretary of
	Secretary	the Trust
since May
2009. Ms.
Morris has
served as Chief
Compliance
Officer of
the Trust
since May
2012.

*	Unless otherwise indicated, the address of each Trustee or Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
**	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.

The Cook & Bynum Fund	Additional Information
September 30, 2016 (Unaudited)

Term of
Name,	Position(s)	Office and
Age and	Held with	Length of	Principal Occupation
Address*	the Trust	Time Served**	During Past Five Years

Christopher	Treasurer	Mr. Remington	Mr. Remington joined USBFS in 2004 and is
M.		has served	currently a Vice President.
Remington		as Treasurer
Year of		of the Trust
Birth:		since August
1978		2015.
c/o U.S.
Bancorp Fund
Services, LLC
P.O. Box 701
Milwaukee, WI
53201-0701

*	Unless otherwise indicated, the address of each Trustee or Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
**	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.

 (This Page Intentionally Left Blank.)

The Cook & Bynum Fund

Annual Report  |  September 30, 2016

Fund distributed by BHIL Distributors, LLC
www.cookandbynum.com/cobyx  |  877-839-COBY (2629)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Charles H. Ogburn is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2016	FYE 09/30/2015
Audit Fees	$14,500	$13,500
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

There were no services that were approved applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2016	FYE 09/30/2015
Registrant	$3,000	$3,000
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Cook & Bynum Funds Trust

By (Signature and Title) /s/ Richard P. Cook
   Richard P. Cook,
   President (Principal Executive Officer)

Date 11/21/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Richard P. Cook
       Richard P. Cook,
       President (Principal Executive Officer)

Date 11/21/16

By (Signature and Title) /s/ Christopher M. Remington
   Christopher M. Remington,
   Treasurer (Principal Financial Officer)

Date 11/21/16